UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-02201

                                 Rivus Bond Fund
               (Exact name of registrant as specified in charter)

                                 113 King Street
                                Armonk, NY 10504
               (Address of principal executive offices) (Zip code)

                                Clifford D. Corso
                                 113 King Street
                                Armonk, NY 10504
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 914-273-4545

                        Date of fiscal year end: March 31

                  Date of reporting period: September 30, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


RIVUS BOND FUND SHAREHOLDER LETTER - 09/30/09

OCTOBER 26, 2009

TO FELLOW SHAREHOLDERS:

During the six month period ended September 30, 2009, the market has steadily come around to the view that the harshest economic contraction since the Great Depression was running out of steam. Consistent with this change, investors in both the equity and the fixed income markets have enjoyed exceptional returns off the market lows. This recovery in the markets coincides with many pundits who are saying the recession ended in the summer of 2009. The end of the contraction spells great relief to most market participants, however, this is little consolation to the 9.8% of the workforce that is unemployed. Indeed, the health of the labor market is one of the highly debated risks to the recovery story.

We believe there is reasonable justification for the relative improvement in tone as important consumer and manufacturing indicators have indicated bottoming trends. Government programs like Cash for Clunkers and the First Time Homebuyer Credit have provided a much needed jump start to the demand picture. Job losses, although continuing, are moderating. Inventories of unsold homes have declined to eight months of supply from a peak of eleven. In many respects, the cycle of improvement can be self fulfilling or self sustaining. For instance, when the credit markets were essentially shut for all but the most credit worthy borrowers during the fourth quarter of 2008 and first quarter of 2009, the refinancing risk of near term maturing debt was very high and, therefore, the default forecasts across various fixed income sectors were commensurately very high. Now that investor risk appetite has returned to a large degree and the capital markets are functioning at near normal levels, default forecasts have moderated to traditional recession levels. The lower default probabilities give investors' confidence to invest which fuels spread contraction and enhances availability of credit to all borrowers. This is almost the opposite of the negative spiral that the economy and the credit markets were in during the prior six month period.

As we look ahead, there are many questions with which the market continues to grapple. Will consumer spending pick-up where government spending leaves off? Will the strength in net exports, and related growth in consumption overseas, offset a potential decline in domestic consumption from the deleveraging of the U.S. consumer? What about the fiscal deficits at all levels of government, how will these be paid and what are the implications of that for the longer term economy? Related to these and other long wave issues such as healthcare and social security, there continues to be much debate about the lasting effectiveness and appropriateness of the U.S. monetary and fiscal policy response. Only history will be a true judge. From a fixed income perspective, we remain generally constructive on spread sectors in the near term while being cognizant about many unanswered questions pertaining to a myriad of near and long term issues.

The 2009 September quarter was significant for the Fund as it successfully completed an over subscribed one for three rights offering. On August 7, 2009, the Fund completed the rights offering that commenced on July 15, 2009 (the "Record Date"). The subscription price was $15.77 per share of the Fund and represented 86% of the Net Asset Value ("NAV") per share on the Expiration Date/Pricing Date. The offering raised net proceeds of $24.5 million for the Fund. The primary objectives of the offering were to take advantage of the attractive investment opportunities in the fixed income market and to spread fixed costs over a larger asset base which should reduce the expense ratio. Secondary objectives included increasing liquidity for the Fund's shares and retaining good investments. We believe all of the objectives were successfully met. The rights offering resulted in a reduction of the NAV of the Fund by $0.88 cents per share representing a 4.79% negative impact from dilution.

As of September 30, 2009, the Fund had a NAV of $18.12 per share. This represents a 15.93% increase from $15.63 per share at March 31, 2009. On September 30, 2009, the Fund's closing price on the New York Stock Exchange was $16.07 per share, representing a 11.31% discount to NAV per share, compared with 11.90% discount as of March 31,

2009. The market trading discount remained elevated at 10.58% as of market close on October 23, 2009, wide and volatile to historical norms and a reminder that although market conditions have improved, there are still areas of dislocation in the markets.

The Fund's investment objective is to seek a high rate of return, primarily from interest income and trading activity. Consistent with this objective, the Fund seeks to invest in fixed income securities with risk adjusted yields that the Adviser believes will maintain the Fund's dividend and increase the Fund's income. On September 9, 2009, the Board of Directors declared a dividend payment of $0.2875 per share payable October 29, 2009 to shareholders of record on October 2, 2009. The dividend was unchanged from the prior quarter and has been unchanged for the last 19 quarters. On an annualized basis, including the pending dividend, the Fund has paid a total of $1.15 per share in dividends, representing a 7.05% Dividend Yield based on the market price on October 23, 2009 of $16.29 per share. The dividend is evaluated on a quarterly basis and is based on the income generation capability of the portfolio.

The table below compares the performance of the Fund to the Barclays Investment Grade Credit Index benchmark and the Fund's Peer average:

   TOTAL RETURN-PERCENTAGE CHANGE (ANNUALIZED FOR PERIODS LONGER THAN 1 YEAR)
       IN NET ASSET VALUE PER SHARE WITH ALL DISTRIBUTIONS REINVESTED(1)

                                               6 MONTHS    1 YEAR     3 YEARS   5 YEARS    10 YEARS
                                                  TO         TO         TO         TO         TO
                                               09/30/09   09/30/09   09/30/09   09/30/09   09/30/09
                                               --------   --------   --------   --------   --------
Rivus Bond Fund ............................     22.6%      17.1%       4.5%     3.6%(2)    5.3%(2)
Barclays Investment Grade Credit Index(3) ..     16.9%      19.5%       5.8%     4.7%       6.6%
Peer Group Average(4) ......................     26.0%      18.6%       3.7%     3.8%       5.9%

----------
(1) This is historical information and should not be construed as indicative of any likely future performance

(2)  Source: Lipper Inc.

(3) Comprised primarily of U.S. investment grade corporate bonds (Funds Benchmark); Formerly Lehman Investment Grade Credit Index

(4) Consists of a group of funds that the fund has historically compared itself against

The Fund's performance for all historical periods shown was reduced by the 4.79% dilution of NAV resulting from the rights offering during the September 2009 quarter, discussed earlier. In addition to the impact from the rights offering, the 10 Years performance was also reduced by the impact of the 4.5% dilution of NAV resulting from the rights offering during the December 2003 quarter. Adjusting for the impact of both rights offerings, we estimate the return for the six months period to be 27.9%, one year return to be 21.9%, three year annualized return to be 5.5%, five year annualized return to be 4.5%, and ten year annualized return to be 6.2%. The returns noted in the table above are actual returns as calculated by Lipper and do not adjust for dilution from the rights offerings.

The Fund enjoyed strong returns for the six-and twelve-month periods ended September 30, 2009 relative to the benchmark and the peers. The Fund's allocation to Bank, Finance, Insurance, and REIT space all rebounded during this period. The Fund also enjoyed strong appreciation in new securities purchased across various sectors over the past six to nine months from a combination of trading, bond maturities, as well as the rights offering proceeds. The Fund's High Yield exposure also delivered strong gains helping the overall performance. The returns look strong across the time periods, particularly after adjusting for the dilutive impact from both sets of rights offerings noted above.

Treasuries over the six month period ended September 30, 2009 had a negative total return of -0.98%, which is consistent with the increase in risk appetite in the market and a move away from Treasuries to risk assets. At the other end of the credit spectrum, this compares with a positive return of 40.57% for the High Yield index for the same period.

We believe that the Fund's performance will continue to be subject to the impact of trends in longer term interest rates and to trends in relative yield spreads on corporate bonds due to the concentration of the funds investments in such bonds.

Consistent with our investment discipline, we continue to emphasize diversity and risk management within the bounds of income stability. The pie chart below summarizes the portfolio quality of the Fund's long-term invested assets as of September 30, 2009:

         PERCENT OF TOTAL INVESTMENT (LOWER OF S&P AND MOODY'S RATINGS)

                                   (PIE CHART)

AAA         11%
AA           5%
A           22%
BBB         40%
BB          16%
B & Lower    6%

Please refer to the Schedule of Investments in the financial statements for details concerning portfolio holdings.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to in the Shareholder Information section of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing the purchase of shares at the lower of NAV or market price. This means that the reinvestment is at market price when the Fund is trading at a discount to Net Asset Value, as is currently the situation, or at Net Asset Value per share when market trading is at a premium to that value. To participate in the plan, please contact PNC Global Investment Servicing (U.S.) Inc., the Fund's Transfer Agent and Dividend Paying Agent, at 1-800-331-1710. The Fund's investment adviser, MBIA Capital Management Corp., may be reached at 914-765-3272.

Sincerely,


/s/ Clifford D. Corso

Clifford D. Corso
President

Mr. Corso's comments reflect the investment adviser's views generally regarding the market and the economy and are compiled from the investment adviser's research. These comments reflect opinions as of the date written and are subject to change at any time.

SCHEDULE OF INVESTMENTS (UNAUDITED)                           SEPTEMBER 30, 2009

                                                                                                                     VALUE
                                                                                                    SHARES         (NOTE 1)
                                                                                                --------------   ------------
COMMON STOCK (0.05%)
MEDIA (0.05%)
World Color Press, Inc. (a) ....................................................                     6,344       $     64,427
                                                                                                                 ------------
TOTAL COMMON STOCK (Cost of $68,750) ...........................................                                       64,427
                                                                                                                 ------------

                                                                                    MOODY'S/
                                                                                   STANDARD &
                                                                                     POOR'S        PRINCIPAL
                                                                                    RATING(b)   AMOUNT (000'S)
                                                                                   ----------   --------------
CORPORATE DEBT SECURITIES (86.47%)
AUTOMOTIVE (2.55%)
Ford Holdings, Inc., Gtd., 9.30%, 03/01/30 .....................................    Caa2/CCC-       $1,000            817,500
Ford Motor Co., Sr. Unsec. Notes, 8.90%, 01/15/32 ..............................    Caa2/CCC-          500            400,000
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 7.00%, 10/01/13 ...................    Caa1/CCC+        1,000            938,614
General Motors Acceptance Corp. LLC, Sr. Unsec. Notes, 7.25%,  03/02/11, 144A ..     Ca/CCC            633            609,262
Goodyear Tire & Rubber Co., Sr. Unsec. Notes, 10.50%, 05/15/16 .................      B1/B+            250            271,250
                                                                                                                 ------------
                                                                                                                    3,036,626
                                                                                                                 ------------
CHEMICALS (1.52%)
Dow Chemical Co., Sr. Unsec. Notes, 8.55%, 05/15/19 ............................    Baa3/BBB-          500            562,073
Grupo Petrotemex SA de CV, Sr. Unsec. Notes, 9.50%, 08/19/14, 144A .............      NA/BB            500            515,000
Nova Chemicals Co., Sr. Unsec. Notes, 6.50%, 01/15/12 ..........................      B1/B-            500            488,750
Westlake Chemicals, Gtd., 6.625%, 01/15/16 .....................................     Ba3/BB            250            235,000
                                                                                                                 ------------
                                                                                                                    1,800,823
                                                                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (17.71%)
American Express Co., Sr. Unsec. Notes, 7.00%, 03/19/18 ........................     A3/BBB+         1,000          1,100,078
Bank of America Corp., Sub. Notes, 5.42%, 03/15/17 .............................      A3/A-          1,000            955,458
BNP Paribas, Sub. Notes, 5.186%, 06/29/15, 144A(c),(d) .........................      Aa3/A          1,000            792,863
Capital One Capital V, Co. Gty., 10.25%, 08/15/39 ..............................     Baa2/BB         1,500          1,657,530
Citigroup Capital XXI, Co. Gty., 8.30%, 12/21/57(c) ............................     Baa3/B+           500            444,375
Citigroup, Inc., Unsec. Notes, 8.50%, 05/22/19 .................................      A3/A             500            564,418
Cobank, ACB, Sub. Notes, 7.875%, 04/16/18, 144A ................................      NR/A             500            486,811
Export-Import Bank of Korea, Sr. Notes, 8.125%, 01/21/14 .......................      A2/A             500            572,741
FleetBoston Financial Corp., Sub. Notes, 6.875%, 01/15/28 ......................      A3/A-            500            500,251
General Electric Capital Corp., Sr. Unsec. Notes, 6.875%, 01/10/39 .............     Aa2/AA+         1,000          1,047,330
General Electric Capital Corp., Sr. Unsec. Notes, 6.125%, 02/22/11 .............     Aa2/AA+         1,000          1,055,150
HSBC America Capital Trust II, Co. Gty., 8.38%, 05/15/27, 144A .................      NR/A-          2,500          2,516,360
HSBC Finance Corp., Sr. Unsec. Notes, 6.75%, 05/15/11 ..........................      A3/A           1,000          1,054,002
ICICI Bank Ltd., Unsub. Notes, 5.75%, 01/12/12, 144A ...........................    Baa2/BBB-        1,000          1,012,820
JP Morgan Chase Bank NA, Sub. Notes, 6.00%, 10/01/17 ...........................     Aa2/A+          1,000          1,051,749
Landesbank Baden-Wurtt NY, Sub. Notes, 6.35%, 04/01/12 .........................     Aaa/AA+           500            540,625
Merrill Lynch & Co. Inc., Notes, 6.875%, 04/25/18 ..............................      A2/A           1,000          1,051,697
Merrill Lynch & Co. Inc., Sub. Notes, 7.75%, 05/14/38 ..........................      A3/A-            500            563,460
National Agricultural Cooperative Federation, Sr. Notes, 5.00%, 09/30/14, 144A .      A2/A             500            504,384
Sanwa Bank Ltd., Sr. Sub. Notes, 7.40%, 06/15/11 ...............................      Aa3/A            500            547,813
UBS PFD Funding Trust I, Co. Gty., 8.622%, 10/01/10(c),(d) .....................     A1/BBB-         1,000            921,014
UBS PFD Funding Trust V, Co. Gty., 6.243%, 05/15/16(c),(d) .....................     A1/BBB-           500            376,000
Wachovia Capital Trust III, Bank Gtd., 5.80%, 03/15/11(c),(d) ..................     Ba3/A-          1,000            690,000
Wells Fargo Capital XV, 9.75%, 09/26/13(c),(d) .................................     Ba3/A-          1,000          1,040,000
                                                                                                                 ------------
                                                                                                                   21,046,929
                                                                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

                                                                                    MOODY'S/
                                                                                   STANDARD &
                                                                                     POOR'S       PRINCIPAL          VALUE
                                                                                    RATING(b)   AMOUNT (000'S)     (NOTE 1)
                                                                                   ----------   --------------   ------------
ENERGY (11.11%)
Anadarko Petroleum Corp., Sr. Unsec. Notes, 5.95%, 09/15/16 ....................    Baa3/BBB-       $  700       $    741,691
Apache Corp., Sr. Unsec. Notes, 7.70%, 03/15/26 ................................      A3/A-            500            630,600
Florida Gas Transmission Co., LLC, Sr. Unsec. Notes, 9.19%, 11/01/24, 144A .....    Baa2/BBB           160            195,717
Gaz Capital SA, Notes, 8.125%, 07/31/14, 144A ..................................    Baa1/BBB           500            535,000
KazMunaiGaz Finance Sub BV, Co. Gty., 11.75%, 01/23/15, 144A ...................    Baa2/BB+           500            591,250
Nabors Industries, Inc., Co. Gty., 9.25%, 01/15/19 .............................    Baa1/BBB+          500            594,206
NiSource Finance Corp., Co. Gty., 10.75%, 03/15/16 .............................    Baa3/BBB-          250            293,925
ONEOK Partners LP, Sr. Notes, 8.625%, 03/01/19 .................................    Baa2/BBB           375            447,656
Petrobras International Finance Co., Sr. Unsub. Notes, 6.125%, 10/06/16 ........    Baa1/BBB-          500            533,750
Petroleos Mexicanos, Co. Gty., 8.00%, 05/03/19 .................................    Baa1/BBB+          250            285,500
Petroleum Co. of Trinidad & Tobago, Ltd., Sr. Unsec., 9.75%, 08/14/19, 144A ....    Baa3/BBB           500            566,250
Pride International, Inc., Sr. Unsec. Notes, 8.50%, 06/15/19 ...................    Ba1/BBB-           500            550,000
SEACOR Holdings, Inc., Sr. Notes, 7.375%, 10/01/19 .............................    Ba1/BBB-         1,000          1,004,488
Shell International Finance BV, Co. Gty., 4.30%, 09/22/19 ......................     Aa1/AA          1,000          1,004,901
Transocean, Inc., Sr. Unsec. Notes, 7.50%, 04/15/31 ............................    Baa2/BBB+          500            596,799
Valero Energy Corp., Sr. Unsec. Notes, 10.50%, 03/15/39 ........................    Baa2/BBB           500            638,606
Weatherford International, Inc., Co. Gty., 6.80%, 06/15/37 .....................    Baa1/BBB+          600            630,872
Western Atlas, Inc., Sr. Unsec. Notes, 8.55%, 06/15/24 .........................      A2/A           2,539          3,370,639
                                                                                                                 ------------
                                                                                                                   13,211,850
                                                                                                                 ------------
FOOD AND BEVERAGE (0.12%)
Bunge Ltd. Finance Corp., Co. Gty., 8.50%, 06/15/19 ............................    Baa2/BBB-          125            144,104
                                                                                                                 ------------
GAMING, LODGING & LEISURE (1.28%)
Starwood Hotels & Resorts Worldwide, Inc., Gtd., 7.875%, 05/01/12 ..............     Ba1/BB          1,000          1,037,500
Wynn Las Vegas LLC, 6.625%, 12/01/14 ...........................................     Ba2/BB+           500            482,500
                                                                                                                 ------------
                                                                                                                    1,520,000
                                                                                                                 ------------
HEALTHCARE (0.84%)
Fresenius US Finance II, Inc., Co. Gty, 9.00%, 07/15/15, 144A ..................     Ba1/BB            250            272,500
Inverness Medical Innovations, Inc., Sr. Sub. Notes, 9.00%, 05/15/16 ...........      B3/B-            150            149,062
Monsanto Co. (Pharmacia Corp.), Sr. Unsec. Notes, 6.50%, 12/01/18 ..............     Aa2/AAA           500            573,114
                                                                                                                 ------------
                                                                                                                      994,676
                                                                                                                 ------------
INDUSTRIAL (3.20%)
Anixter, Inc., Co. Gty., 10.00%, 03/15/14 ......................................     Ba2/BB+           250            263,750
Arrow Electronics, Inc., Sr. Unsec. Notes, 6.00%, 04/01/20 .....................    Baa3/BBB-          500            499,611
Belden, Inc., Sr. Sub. Notes, 7.00%, 03/15/17 ..................................     Ba2/B+            250            237,812
Holcim US Finance Sarl & Cie SCS, Co. Gty., 6.00%, 12/30/19, 144A ..............    Baa2/BBB         1,000          1,012,168
L-3 Communications Corp., Co. Gty., 6.375%, 10/15/15 ...........................     Ba2/BB+         1,000          1,010,000
L-3 Communications Corp., Co. Gty., 6.125%, 07/15/13 ...........................     Ba2/BB+           250            253,125
Sealed Air Corp., Sr. Notes, 7.875%, 06/15/17, 144A ............................    Baa3/BB+           500            527,245
                                                                                                                 ------------
                                                                                                                    3,803,711
                                                                                                                 ------------
INSURANCE (7.08%)
AIG SunAmerica Global Finance VI, Sr. Sec. Notes, 6.30%, 05/10/11, 144A ........      A1/A+          1,000            985,834
AIG SunAmerica, Inc., Sr. Unsec. Notes, 8.125%, 04/28/23 .......................      A3/A-            750            659,708
American International Group, Inc., 8.175%, 05/15/58(c) ........................     Ba2/BBB         1,000            600,000
Hartford Financial Services Group, Inc., Sr. Unsec. Notes, 6.00%, 01/15/19 .....    Baa3/BBB           500            474,168
Liberty Mutual Group, Inc., Co. Gty., 10.75%, 06/15/58, 144A(c) ................     Baa3/BB         1,000            950,000
Massachusetts Mutual Life Insurance Co., Notes, 8.875%, 06/01/39, 144A .........     Aa3/AA-           500            612,766
Metlife Capital Trust X, 9.25%, 04/08/68, 144A(c) ..............................    Baa1/BBB           500            520,000

   The accompanying notes are an integral part of these financial statements.

                                                                                    MOODY'S/
                                                                                   STANDARD &
                                                                                     POOR'S       PRINCIPAL          VALUE
                                                                                    RATING(b)   AMOUNT (000'S)     (NOTE 1)
                                                                                   ----------   --------------   ------------
INSURANCE -- CONTINUED
MetLife, Inc., Jr. Sub. Notes, 10.75%, 08/01/69 ................................    Baa1/BBB        $  500       $    602,500
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11(e) ...........................      WR/NR          1,500          1,525,312
Prudential Financial, Inc., Jr. Sub. Notes, 8.875%, 06/15/38(c) ................    Baa3/BBB+        1,000            980,000
XL Capital Europe PLC, Gtd., 6.50%, 01/15/12 ...................................    Baa2/BBB+          500            511,284
                                                                                                                 ------------
                                                                                                                    8,421,572
                                                                                                                 ------------
MEDIA (9.32%)
Comcast Corp., Gtd., 7.05%, 03/15/33 ...........................................    Baa1/BBB+        2,000          2,268,130
Dex Media West, LLC, Sr. Unsec. Notes, 8.50%, 08/15/10(f) ......................      WR/D             500            427,500
Harcourt General, Inc., Sr. Debs., 8.875%, 06/01/22 ............................     WR/BBB+         2,000          2,393,660
Interpublic Group of Cos., Inc., Sr. Unsec. Notes, 10.00%, 07/15/17, 144A ......     Ba3/B+            500            540,000
News America Holdings, Inc., Co. Gty., 7.90%, 12/01/95 .........................    Baa1/BBB+        1,400          1,445,458
Time Warner, Inc., Sr. Unsec. Notes, 9.15%, 02/01/23 ...........................    Baa2/BBB         3,000          3,769,278
Viacom, Inc., Co. Gty., 7.875%, 07/30/30 .......................................    Baa3/BBB-          250            238,322
World Color Press, Inc., Escrow Notes, --%, 12/01/49 ...........................      NA/NA          1,000                 --
                                                                                                                 ------------
                                                                                                                   11,082,348
                                                                                                                 ------------
MINING (3.02%)
Anglo American Capital, Co. Gty., 9.375%, 04/08/19, 144A .......................    Baa1/BBB           500            607,500
Barrick North America Finance LLC, Co. Gty., 6.80%, 09/15/18 ...................     Baa1/A-           500            573,677
Freeport-McMoran C&G, Sr. Unsec. Notes, 8.375%, 04/01/17 .......................    Ba2/BBB-           500            531,875
Newmont Mining Corp., Co. Gty., 6.25%, 10/01/39 ................................    Baa2/BBB+          500            496,608
Teck Cominco Ltd., Sr. Unsec. Notes, 6.125%, 10/01/35 ..........................     Ba2/BB+         1,000            850,000
Vale Overseas Ltd., Co. Gty., 6.25%, 01/23/17 ..................................    Baa2/BBB+          500            535,296
                                                                                                                 ------------
                                                                                                                    3,594,956
                                                                                                                 ------------
PAPER (1.45%)
Abitibi-Consolidated, Inc., Sr. Unsec. Notes, 8.85%, 08/01/30(f) ...............      WR/D             500             90,000
Smurfit Capital Funding PLC, Co. Gty., 7.50%, 11/20/25 .........................     Ba2/BB          2,000          1,630,000
                                                                                                                 ------------
                                                                                                                    1,720,000
                                                                                                                 ------------
REAL ESTATE INVESTMENT TRUST (REIT) (6.76%)
AvalonBay Communities, Inc., Sr. Unsec. Notes, 6.10%, 03/15/20 .................    Baa1/BBB+          500            515,328
Duke Realty LP, Sr. Unsec. Notes, 8.25%, 08/15/19 ..............................    Baa2/BBB           500            522,059
Duke Realty LP, Sr. Unsec. Notes, 6.50%, 01/15/18 ..............................    Baa2/BBB           500            469,851
Federal Realty Investment Trust, Sr. Unsec. Notes, 5.65%, 06/01/16 .............    Baa1/BBB+          210            199,614
Federal Realty Investment Trust, Sr. Unsec. Notes, 6.20%, 01/15/17 .............    Baa1/BBB+          290            281,617
Federal Realty Investment Trust, Sr. Unsec. Notes, 5.40%, 12/01/13 .............    Baa1/BBB+          750            742,303
First Industrial LP, Sr. Unsec. Notes, 7.50%, 12/01/17 .........................     Ba3/BB            200            136,194
Host Marriott LP, Sr. Sec. Notes, 7.00%, 08/15/12 ..............................     Ba1/BB+           500            504,375
iStar Financial, Inc., Sr. Unsec. Notes, 8.625%, 06/01/13 ......................     Ca/CCC+           500            315,000
Liberty Property LP, Sr. Notes, 7.50%, 01/15/18 ................................    Baa2/BBB         1,000            930,533
Mack-Cali Realty Corp., Sr. Unsec. Notes, 7.75%, 08/15/19 ......................    Baa2/BBB           665            685,212
Nationwide Health Properties, Inc., Sr. Unsec. Notes, 6.00%, 05/20/15 ..........    Baa2/BBB-          500            456,956
Prologis, Sr. Unsec. Notes, 5.50%, 04/01/12 ....................................    Baa2/BBB-          500            494,048
Simon Property Group LP, Sr. Unsec. Notes, 6.125%, 05/30/18 ....................      A3/A-            750            755,681
WEA Finance, LLC, Co. Gty., 6.75%, 09/02/19, 144A ..............................      A2/A-            500            505,750
WEA Finance, LLC, Sr. Notes, 7.125%, 04/15/18, 144A ............................      A2/A-            500            521,227
                                                                                                                 ------------
                                                                                                                    8,035,748
                                                                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

                                                                                    MOODY'S/
                                                                                   STANDARD &
                                                                                     POOR'S       PRINCIPAL          VALUE
                                                                                    RATING(b)   AMOUNT (000'S)     (NOTE 1)
                                                                                   ----------   --------------   ------------
RETAIL & RESTAURANT (1.23%)
Autonation, Inc., Co. Gty., 7.00%, 04/15/14  ...................................     Ba2/BB+        $  250       $    250,625
Darden Restaurants, Inc., Sr. Unsec. Notes, 7.125%, 02/01/16 ...................    Baa3/BBB           500            542,427
Levi Strauss & Co., Sr. Unsec. Notes, 8.875%, 04/01/16 .........................      B2/B+            500            506,250
Limited Brands, Inc., Sr. Notes, 8.50%, 06/15/19, 144A .........................     Ba2/BB            150            156,920
                                                                                                                 ------------
                                                                                                                    1,456,222
                                                                                                                 ------------
TELECOMMUNICATIONS (8.77%)
Deutsche Telekom International Finance BV, Gtd., 8.75%, 06/15/30 ...............    Baa1/BBB+        2,000          2,590,046
Frontier Communications Corp., Sr. Unsec. Notes, 8.125%, 10/01/18 ..............     Ba2/BB            500            503,125
GTE Corp., Co. Gty., 6.94%, 04/15/28 ...........................................     Baa1/A          1,500          1,612,782
NII Capital Corp., Co. Gty., 10.00%, 08/15/16, 144A ............................     B1/BB-            500            520,000
Qwest Corp., Sr. Unsec. Notes, 7.25%, 10/15/35 .................................    Ba1/BBB-           500            402,500
Qwest Corp., Sr. Unsec. Notes, 7.20%, 11/10/26 .................................    Ba1/BBB-         1,000            835,000
Sprint Capital Corp, 8.75%, 03/15/32  ..........................................     Ba2/BB          1,000            945,000
Valor Telecommunications Enterprises Finance Corp., Co. Gty., 7.75%, 02/15/15 ..    Baa3/BBB         1,000          1,025,000
Verizon Global Funding Corp., Sr. Unsec. Notes, 7.75%, 12/01/30 ................      A3/A           1,646          1,988,651
                                                                                                                 ------------
                                                                                                                   10,422,104
                                                                                                                 ------------
TRANSPORTATION (3.88%)
BNSF Funding Trust I, Co. Gty., 6.613%, 12/15/55(c) ............................    Baa3/BBB-          250            232,500
Erac USA Finance, Co., Co. Gty., 7.00%, 10/15/37, 144A .........................    Baa2/BBB         1,500          1,404,165
Federal Express Corp., Sr. Unsec. Notes, 9.65%, 06/15/12 .......................    Baa2/BBB         1,750          2,044,562
GATX Corp., Notes, 4.75%, 10/01/12 .............................................    Baa1/BBB+          500            503,038
Stena AB, Sr. Unsec. Notes, 7.00%, 12/01/16 ....................................     Ba2/BB+           500            425,625
                                                                                                                 ------------
                                                                                                                    4,609,890
                                                                                                                 ------------
UTILITIES (6.63%)
Avista Corp., 5.125%, 04/01/22 .................................................    Baa1/BBB+          500            509,992
Avista Corp., 5.95%, 06/01/18 ..................................................    Baa1/BBB+          500            536,308
Dominion Resources, Inc., Sr. Unsub., Series 07-A, 6.00%, 11/30/17 .............     Baa2/A-           500            548,568
FPL Group Capital, Inc., Co. Gty., Series D, 7.30%, 09/01/67(c) ................     A3/BBB+           500            490,000
Hydro-Quebec, Gtd., 8.25%, 04/15/26 ............................................     Aa2/A+          1,550          2,029,122
MidAmerican Funding LLC, Sr. Sec. Bonds, 6.927%, 03/01/29 ......................     A3/BBB+           500            577,768
NSTAR, Unsec. Notes, 8.00%, 02/15/10 ...........................................      A2/A             500            513,044
Ohio Power Co., Sr. Unsec. Notes, 5.375%, 10/01/21 .............................    Baa1/BBB         1,000          1,014,656
Ohio Power Co., Sr. Unsec. Notes, 6.00%, 06/01/16 ..............................    Baa1/BBB           500            537,957
Old Dominion Electric Coop., Sec. Bonds, 6.25%, 06/01/11 .......................     A3/AAA            500            530,958
Toledo Edison Co., 7.25%, 05/01/20 .............................................    Baa1/BBB+          500            588,827
                                                                                                                 ------------
                                                                                                                    7,877,200
                                                                                                                 ------------
TOTAL CORPORATE DEBT SECURITIES (Cost of $98,053,375) ..........................                                  102,778,759
                                                                                                                 ------------
RESIDENTIAL MORTGAGE-BACKED SECURITIES (4.87%)
FHLMC Pool # A15675, 6.00%, 11/01/33 ...........................................     Aaa/AAA           829            881,792
FHLMC Pool # B11892, 4.50%, 01/01/19 ...........................................     Aaa/AAA         1,032          1,090,157
FNMA Pool # 754791, 6.50%, 12/01/33 ............................................     Aaa/AAA         1,010          1,088,108
FNMA Pool # 763852, 5.50%, 02/01/34 ............................................     Aaa/AAA         1,741          1,829,236
FNMA Pool # 889554, 6.00%, 04/01/38 ............................................     Aaa/AAA           793            838,138
GNSF Pool # 417239, 7.00%, 02/15/26 ............................................     Aaa/AAA            39             42,909
GNSF Pool # 780374, 7.50%, 12/15/23 ............................................     Aaa/AAA            20             22,458
                                                                                                                 ------------
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost of $5,423,473) ..............                                    5,792,798
                                                                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

                                                                                    MOODY'S/
                                                                                   STANDARD &
                                                                                     POOR'S       PRINCIPAL          VALUE
                                                                                    RATING(b)   AMOUNT (000'S)     (NOTE 1)
                                                                                   ----------   --------------   ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (5.13%)
American Tower Trust, Series 2007-1A, Class AFX, 5.42%, 04/15/37 ...............     Aaa/AAA        $  700       $    693,000
CW Capital Cobalt, Ltd., Series 2007-C2, Class A3, 5.484%, 04/15/47 ............     Aaa/NA            500            392,582
JPMorgan Chase Commercial Mortgage Securities Corp.,
   Series 2006-CB16, Class A4, 5.552%, 05/12/45 ................................     Aaa/AAA         1,000            925,848
JPMorgan Chase Commercial Mortgage Securities Corp.,
   Series 2007-CB20, Class A4, 5.794%, 02/12/51 ................................     Aaa/AAA           880            766,890
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4, 5.424%, 02/15/40 ...      NA/A+            970            813,470
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.43%, 02/15/40 ....      NA/A+          1,375          1,115,766
Morgan Stanley Capital I, Series 2007-IQ16, Class A4, 5.809%, 12/12/49 .........      NA/A+            750            641,901
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A3,
   5.679%, 10/15/48 ............................................................     Aaa/AAA           500            458,203
Wells Fargo Mortgage Backed Securities Trust, Series 2007-10,
   Class 1A19, 6.00%, 07/25/37 .................................................      B2/NR            356            295,140
                                                                                                                 ------------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost of $5,496,741) ...............                                    6,102,800
                                                                                                                 ------------
ASSET BACKED SECURITIES (0.83%)
CPS Auto Trust, Series 2007-C, Class A3, 5.43%, 05/15/12, 144A .................     Aa3/AAA           472            472,277
Option One Mortgage Loan Trust, Series 2007-FXD2, Class 2A1, 5.90%, 03/25/38 ...     Aa3/AAA           420            402,206
Sierra Receivables Funding Co., Series 2009-1A, Class A1, 9.79%,
   12/22/25, 144A ..............................................................     Aaa/AAA           112            111,800
                                                                                                                 ------------
TOTAL ASSET BACKED SECURITIES (Cost of $1,003,569) .............................                                      986,283
                                                                                                                 ------------

                                                                                                    SHARES
                                                                                                --------------
PREFERRED STOCK (0.07%)
Preferred Blocker, Inc., 7.00%, 12/31/11, 144A .................................      NR/C             134             77,925
                                                                                                                 ------------
TOTAL PREFERRED STOCK (Cost of $42,177) ........................................                                       77,925
                                                                                                                 ------------
WARRANTS (0.02%)
World Color Press, Inc. Strike price @ 16.30, 07/20/14 .........................                     3,595              7,370
World Color Press, Inc. Strike price @ 13.00, 07/20/14 .........................                     3,595             10,965
                                                                                                                 ------------
TOTAL WARRANTS (Cost of $9,922) ................................................                                       18,335
                                                                                                                 ------------
TOTAL INVESTMENTS (97.44%)
   (Cost $110,098,007) .........................................................                                  115,821,327
                                                                                                                 ------------
OTHER ASSETS AND LIABILITIES (2.56%) ...........................................                                    3,044,537
                                                                                                                 ------------
NET ASSETS (100.00%) ...........................................................                                 $118,865,864
                                                                                                                 ============

----------
(a)  Non-income producing security.

(b) Ratings for debt securities are unaudited. All ratings are as of September 30, 2009 and may have changed subsequently.

(c)  Variable rate security. Rate disclosed is as of September 30, 2009.

(d)  Date shown is next call date.

(e)  Security was valued using fair value procedures as of September 30, 2009.

(f)  Security is in default.

144A Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At September 30, 2009, these securities amounted to 15.25% of net assets.

   The accompanying notes are an integral part of these financial statements.

LEGEND

Co. Gty. - Company Guaranty
Debs. - Debentures
FHLMC - Federal Home Loan Mortgage Corp.
FNMA - Federal National Mortgage Association
GNSF - Government National Mortgage Association (Single Family)
Gtd. - Guaranteed
NA - Not Available
NR - Not Rated
Sec. - Secured
Sr. - Senior
Sub. - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated
WR - Withdrawn Rating

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
SEPTEMBER 30, 2009

Assets:
   Investment in securities, at value (amortized cost $110,098,007) (Note 1) .........................   $115,821,327
   Cash ..............................................................................................      3,473,395
   Interest receivable ...............................................................................      2,045,156
   Fund shares sold receivable .......................................................................             55
   Prepaid expenses ..................................................................................         21,074
                                                                                                         ------------
      TOTAL ASSETS ...................................................................................    121,361,007
                                                                                                         ------------
Liabilities:
   Distributions payable .............................................................................      1,885,589
   Securities Purchased ..............................................................................        492,205
   Payable to Investment Adviser .....................................................................         47,340
   Accrued expenses payable ..........................................................................         70,009
                                                                                                         ------------
      TOTAL LIABILITIES ..............................................................................      2,495,143
                                                                                                         ------------
Net assets: (equivalent to $18.12 per share based on 6,558,571 shares of capital stock outstanding) ..   $118,865,864
                                                                                                         ------------
NET ASSETS consisted of:
   Par value .........................................................................................   $  6,558,571
   Capital paid-in ...................................................................................    114,840,365
   Accumulated net investment loss ...................................................................     (2,437,109)
   Accumulated net realized loss on investments ......................................................     (5,819,283)
   Net unrealized appreciation on investments ........................................................      5,723,320
                                                                                                         ------------
                                                                                                         $118,865,864
                                                                                                         ============

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2009

Investment Income:
   Interest ..........................................................................................   $  3,337,348
   Dividends .........................................................................................          4,690
   Other income ......................................................................................         15,000
                                                                                                         ------------
      Total Investment Income ........................................................................      3,357,038
                                                                                                         ------------
Expenses:
   Investment advisory fees (Note 4) ..................................................   $    237,290
   Transfer agent fees ................................................................         20,298
   Trustees' fees .....................................................................         31,536
   Audit fees .........................................................................         10,603
   Legal fees and expenses ............................................................         45,409
   Reports to shareholders ............................................................         17,536
   Custodian fees .....................................................................          6,019
   Insurance ..........................................................................          8,671
   NYSE fee ...........................................................................         12,500
   Miscellaneous ......................................................................         26,695
                                                                                          ------------
      Total Expenses .................................................................................        416,557
                                                                                                         ------------
         Net Investment Income .......................................................................      2,940,481
                                                                                                         ------------
Realized and unrealized gain (loss) on investments (Note 1):
   Net realized loss from security transactions ......................................................     (1,492,261)
                                                                                                         ------------
Unrealized appreciation (depreciation) of investments:
   Beginning of the period ............................................................    (15,166,296)
   End of the period ..................................................................      5,723,320
                                                                                          ------------
      Change in unrealized appreciation of investments ...............................................     20,889,616
                                                                                                         ------------
         Net realized and unrealized gain on investments .............................................     19,397,355
                                                                                                         ------------
Net increase in net assets resulting from operations .................................................   $ 22,337,836
                                                                                                         ============

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SIX MONTHS ENDED
                                                                           SEPTEMBER 30, 2009     YEAR ENDED
                                                                               (UNAUDITED)      MARCH 31, 2009
                                                                           ------------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income ...............................................      $  2,940,481       $  5,196,073
   Net realized loss from security transactions (Note 2) ...............        (1,492,261)        (1,712,861)
   Change in unrealized appreciation (depreciation) of investments .....        20,889,616        (14,402,008)
                                                                              ------------       ------------
      Net increase (decrease) in net assets resulting from operations ..        22,337,836        (10,918,796)
                                                                              ------------       ------------
Distributions:
   Distributions to shareholders from net investment income ............        (4,707,505)        (5,643,833)
                                                                              ------------       ------------
Capital Share Transactions (Note 6):
   Gross proceeds from common share offering ...........................        26,034,583                 --
   Dealer manager fee charged to paid-in capital in excess of par ......          (976,297)                --
   Common share offering cost charged to capital in excess of par ......          (542,475)                --
                                                                              ------------       ------------
      Net proceeds from common share offering ..........................        24,515,811                 --
                                                                              ------------       ------------
   Increase (decrease) in net assets ...................................        42,146,142        (16,562,629)
Net Assets:
   Beginning of period .................................................        76,719,722         93,282,351
                                                                              ------------       ------------
   End of period .......................................................      $118,865,864       $ 76,719,722
                                                                              ============       ============
   Accumulated net investment loss .....................................      $ (2,437,109)      $   (670,085)
                                                                              ============       ============

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                 SIX MONTHS ENDED                   YEAR ENDED MARCH 31,
                                                SEPTEMBER 30, 2009   --------------------------------------------------
                                                    (UNAUDITED)        2009       2008       2007      2006      2005
                                                ------------------   -------    -------    -------   -------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ........       $  15.63         $ 19.01    $ 20.01    $ 19.72   $ 20.62   $  21.32
                                                    --------         -------    -------    -------   -------   --------
   Net investment income (1) ................           0.63            1.06       1.10       1.09      1.10       1.14
   Net realized and unrealized gain (loss)
      on investments (1) ....................           3.60           (3.29)     (0.95)      0.35     (0.85)     (0.59)
                                                    --------         -------    -------    -------   -------   --------
Total from investment operations ............           4.23           (2.23)      0.15       1.44      0.25       0.55
                                                    --------         -------    -------    -------   -------   --------
Capital share transaction:
   Dilution of the net asset value from
      rights offering (Note 6) ..............          (0.88)             --         --         --        --         --
Less distributions:
   Dividends from net investment income .....          (0.86)          (1.15)     (1.15)     (1.15)    (1.15)     (1.14)
   Distributions from tax return of
      capital ...............................             --              --         --         --        --      (0.11)
                                                    --------         -------    -------    -------   -------   --------
Total distributions .........................          (0.86)          (1.15)     (1.15)     (1.15)    (1.15)     (1.25)
                                                    --------         -------    -------    -------   -------   --------
Net asset value, end of period ..............       $  18.12         $ 15.63    $ 19.01    $ 20.01   $ 19.72   $  20.62
                                                    ========         =======    =======    =======   =======   ========
Per share market price, end of period .......       $  16.07         $ 13.77    $ 17.14    $ 18.30   $ 17.75   $  18.26
                                                    ========         =======    =======    =======   =======   ========
TOTAL INVESTMENT RETURN (1)
   Based on market value ....................          23.44%         (13.62)%    (0.10)%     9.93%     3.52%      0.22%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's) ........       $118,866         $76,720    $93,282    $98,197   $96,759   $101,181
Ratio of expenses to average net assets .....           0.93%*          1.21%      0.88%      1.00%     0.90%      0.89%
Ratio of net investment income to
   average net assets .......................           6.57%*          6.18%      5.66%      5.57%     5.42%      5.43%
Portfolio turnover rate .....................          12.11%          21.46%     17.25%     25.90%    24.33%      6.78%
Number of shares outstanding at the
   end of the period (in 000's) .............          6,559           4,908      4,908      4,908     4,908      4,908

----------
(1) Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

*    Annualized.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES - The Rivus Bond Fund (the "Fund"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end, management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America ("GAAP").

A. SECURITY VALUATION - In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Trustees. At September 30, 2009, Penn Central Corp. was valued using fair value procedures and represented 1.28% of net assets.

     FAIR VALUE MEASUREMENTS - The inputs and valuations techniques used to measure fair value of the Fund's net assets are summarized into three levels as described in the hierarchy below:

          - Level 1 - quoted prices in active markets for identical securities

          - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

          - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

     The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Summary of inputs used to value the Fund's net assets as of September 30, 2009 is as follows:

                                                                      LEVEL 2        LEVEL 3
                                         TOTAL MARKET    LEVEL 1    SIGNIFICANT    SIGNIFICANT
                                           VALUE AT      QUOTED     OBSERVABLE    UNOBSERVABLE
                                           09/30/09       PRICE       INPUTS         INPUTS
                                         ------------   --------   ------------   ------------
COMMON STOCK*                            $     64,427   $ 64,427   $         --    $       --
CORPORATE DEBT SECURITIES                 102,778,759         --    101,253,447     1,525,312
RESIDENTIAL MORTGAGE-BACKED SECURITIES      5,792,798         --      5,792,798            --
COMMERCIAL MORTGAGE-BACKED SECURITIES       6,102,800         --      6,102,800            --
ASSET BACKED SECURITIES                       986,283         --        986,283            --
PREFERRED STOCK                                77,925     77,925             --            --
WARRANTS                                       18,335     18,335             --            --
                                         ------------   --------   ------------    ----------
TOTAL INVESTMENTS                        $115,821,327   $160,687   $114,135,328    $1,525,312
                                         ============   ========   ============    ==========

*    See Schedule of Investments for industry breakout.

     Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determined fair value:

                                                   CORPORATE DEBT SECURITIES
                                                        (MARKET VALUE)
                                                   -------------------------
BALANCE AS OF MARCH 31, 2009                             $ 1,288,500
Accrued discounts/premiums                                    (6,159)
Realized gain (loss)                                              --
Change in unrealized appreciation (depreciation)             242,971
Net purchases (sales)                                             --
Transfer in and/or out of Level 3                                 --
                                                         -----------
BALANCE AS OF SEPTEMBER 30, 2009                         $ 1,525,312
                                                         ===========

B. DETERMINATION OF GAINS OR LOSSES ON SALE OF SECURITIES - Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C. FEDERAL INCOME TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years March 31, 2005-2009), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

D. OTHER - Security transactions are accounted for on the trade date. Interest income is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. DISTRIBUTIONS TO SHAREHOLDERS AND BOOK/TAX DIFFERENCES - Distributions of net investment income will be made quarterly. Distributions of any net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount. Distributions during the fiscal years ended March 31, 2009 and 2008 were characterized as follows for tax purposes:

           ORDINARY    RETURN OF   CAPITAL       TOTAL
            INCOME      CAPITAL      GAIN    DISTRIBUTION
          ----------   ---------   -------   ------------
FY 2009   $5,643,833      $--        $--      $5,643,833
FY 2008   $5,643,833      $--        $--      $5,643,833

     At March 31, 2009, the components of distributable earnings on a tax basis were as follows:

                 ACCUMULATED     CAPITAL LOSS   POST-OCTOBER   NET UNREALIZED
   TOTAL*      ORDINARY INCOME   CARRYFORWARD       LOSS        DEPRECIATION
------------   ---------------   ------------   ------------   --------------
$(20,163,403)      $185,399      $(2,514,443)   $(1,812,579)    $(16,021,780)
============       ========      ===========    ===========     ============

* Temporary differences include book amortization and deferral of post-October losses, if any, which will be recognized for the tax year ending March 31, 2009.

     As of March 31, 2009, the capital loss carryovers available to offset possible future capital gains were as follows:

  AMOUNT     EXPIRATION DATE
----------   ---------------
$  153,490         2010
 1,393,195         2011
    47,236         2013
   133,146         2015
   787,376         2017

     At September 30, 2009, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all -securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

 AGGREGATE     NET UNREALIZED   GROSS UNREALIZED   GROSS UNREALIZED
  TAX COST      APPRECIATION      APPRECIATION      (DEPRECIATION)
------------   --------------   ----------------   ----------------
$110,098,007     $5,723,320        $9,056,455        $(3,333,135)

     The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for amortization of market premium and accretion of market discount. At September 30, 2009, cost is identical for book and federal income tax purposes.

F. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - PORTFOLIO TRANSACTIONS - The following is a summary of the security transactions, other than short-term investments, for the six months ended September 30, 2009:

                                               PROCEEDS
                                COST OF       FROM SALES
                               PURCHASES    OR MATURITIES
                               ---------    -------------
U.S. Government Securities    $        --     $1,452,168
Other Investment Securities   $33,055,069     $9,299,006

NOTE 3 - CAPITAL STOCK - At September 30, 2009, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 6,558,571 shares issued and outstanding.

NOTE 4 - INVESTMENT ADVISORY CONTRACT AND PAYMENTS TO AFFILIATED PERSONS - MBIA Capital Management Corp. ("MBIA-CMC") serves as Investment Adviser to the Fund. MBIA-CMC is entitled to a fee at the annual rate of 0.50% on the first $100 million of the Fund's month end net assets and 0.40% on the Fund's month-end net assets in excess of $100 million.

PNC Global Investment Servicing (U.S.) Inc. ("PNC"), a member of PNC Financial Services Group, provides accounting and administrative services to the Fund and is compensated for these services by the Investment Adviser.

Certain officers of the Fund are also directors, officers and/or employees of investment adviser. None of the Fund's officers receives compensation from the Fund.

NOTE 5 - DIVIDEND AND DISTRIBUTION REINVESTMENT - In accordance with the terms of the Automatic Dividend Investment Plan (the "Plan"), for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the six months ended September 30, 2009 the Fund issued no shares under this Plan.

NOTE 6 - RIGHTS OFFERING - On August 7, 2009 the Fund completed its transferable rights offering. In accordance with the terms of the rights offering described in the Fund's prospectus an additional 1,650,893 shares were issued at a subscription price of $15.77 per share, making the gross proceeds raised by the offering $26,034,583, before offering-related expenses. Dealer/manager fees of $976,297 and offering costs of approximately $542,475 were deducted from the gross proceeds making the net proceeds available for investment by the Fund $24,515,811. The dilution impact of the offering was $0.88 per share or 4.79% of the $18.34 net asset value per share on August 7, 2009, the expiration and pricing date of the offering.

NOTE 7 - SUBSEQUENT EVENT - Management has evaluated the impact of all subsequent events on the Funds through November 13, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

SHAREHOLDER INFORMATION (UNAUDITED)

EVALUATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees, including a majority of those trustees who are not "interested persons" as such term is defined in the 1940 Act ("Independent Trustees"), approved the continuation for an additional one-year period of the existing investment advisory agreement dated October 31, 2005 and amended and restated June 30, 2006 (the "Agreement") between Rivus Bond Fund (the "Fund) and MBIA Capital Management Corp. (the "Adviser"). The Agreement has an initial term of two years and continues thereafter from year to year if specifically approved at least annually by the "vote of a majority of the outstanding voting securities" of the Fund or by the Board of Trustees and, in either event, by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

Before meeting to determine whether to approve the continuance of the Agreement, the Trustees had the opportunity to review written materials provided by the Adviser and legal counsel to the Fund which contained information to assist the Trustees in their evaluation of the Agreement. The Adviser had responded to an information and document request letter sent on behalf of the Board of Trustees pursuant to Section 15(c) of the 1940 Act. The Adviser provided information regarding (i) services performed for the Fund, (ii) the size and qualifications of the Adviser's portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager's management of the Fund, (iv) investment performance, (v) brokerage selection procedures, (vi) the procedures for allocating investment opportunities between the Fund and other clients, (vii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (viii) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser's ability to service the Fund, and (ix) the compliance with the Fund's investment objective, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements. Included with this information was also information regarding the advisory fees received and an analysis of these fees in relation to the delivery of services to the Fund, the costs of providing such services, the profitability of the Adviser in general and as a result of the fees received from the Fund and any other ancillary benefit resulting from the Adviser's relationship with the Fund. The Trustees had also received a copy of the advisory agreement, the Adviser's financial statements and Parts I and II of its Form ADV. The Trustees were also provided with a memorandum from legal counsel regarding the applicable legal standards and relevant case law the Trustees should consider when approving the continuation of an investment advisory agreement. The Trustees also reviewed comparative performance data, comparative statistics and fee data for the Fund relative to other funds in its peer group, which consisted of nine unaffiliated closed-end funds with similar investment strategies.

The Trustees considered the nature, extent and quality of the services provided by the Adviser, as well as the services provided to the Fund by the Adviser as compared to services provided by other advisers which manage funds with investment objectives, strategies and policies similar to those of the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser to the Fund were appropriate and consistent with the terms of the Agreement, that the quality of those services had been consistent with industry norms and that the Fund was likely to benefit from the continued provision of those services by the Adviser. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated its continuing ability to attract and retain qualified personnel.

The Trustees considered the investment performance of the Fund and the Adviser. The Trustees reviewed and considered comparative performance data and the Fund's performance relative to other fixed-income closed-end funds with similar investment objectives, strategies and policies and the Barclays Investment Grade Credit Index, which is the Fund's benchmark index. The Trustees noted that the Fund's total return (based on its net asset value and adjusted for dilution from rights offering) had outperformed the average total return of its peer group for the one and three year periods that the Adviser served as investment adviser to the Fund but had underperformed its benchmark index for the same periods. In addition, the Trustees noted that the Adviser has continued to manage the Fund in a manner that has permitted it to maintain its dividend. The Trustees also noted their review and evaluation of the Fund's investment performance on an on-going basis throughout the year. The Trustees considered the consistency of performance results and the short-term and long-term performance of the Fund. The Trustees also noted the ability of the Fund to maintain a consistent dividend and that substantially all of the quarterly distributions paid out to shareholders were from investment income. They concluded that the performance of the Fund and the Adviser was within an acceptable range of performance relative to other fixed-income closed-end funds with similar investment objectives, strategies and policies.

The Trustees then considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser's profitability. The Trustees were provided with and had reviewed the Adviser's financial statements. In addition, the Trustees considered any direct or indirect revenues received by affiliates of the Adviser. The Trustees also noted that the Adviser is responsible for paying the Fund's administrator and accounting services agent. The Trustees concluded that the Adviser's fees derived from its relationship with the Fund in light of the Fund's expenses were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other investment advisers for managing comparable funds with similar strategies. The Trustees also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, and the investment performance of the Fund.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees determined that economies of scale would be achieved at higher asset levels for the Fund to the benefit of Fund shareholders due to break-points in the advisory fee, thereby reducing the advisory fee with respect to assets in excess of the breakpoint level. The Trustees noted that the additional assets from the rights offering permitted the Fund to achieve a break-point level thereby reducing the advisory fee with respect to assets in excess of such level. However, the Trustees noted that the opportunity for asset growth in the future was limited because the Fund is a closed-end fund.

The Trustees considered whether any events have occurred that would constitute a reason for the Trustees not to renew the Agreement and concluded there were none. The Independent Trustees also met in executive session outside of the presence of the Adviser and its representatives to deliberate on the approval of the Agreement. After consideration of all the factors, and taking into consideration the information presented during previous meetings of the Board of Trustees, the Trustees determined that it would be in the best interests of the Fund and its shareholders to approve the continuation of the Agreement. In arriving at its decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the facts and circumstances.

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Fund was held on June 17, 2009. At the meeting, shareholders voted on the election of all trustees, the results of which were as follows:

                       # of Shares   # of Shares
                         in Favor      Withheld
                       -----------   -----------
W. Thacher Brown ...    4,078,670       48,150
Suzanne P. Welsh ...    4,078,561       48,259
Morris Lloyd, Jr ...    4,078,046       48,774
J. Lawrence Shane ..    4,078,046       48,774

HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser's proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by calling
(800) 765-6242 or on the Securities and Exchange Commission website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling (800) 765-6242 or on the SEC's website at www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Security and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DIVIDEND REINVESTMENT PLAN

The Fund has established a plan for the automatic investment of dividends and distributions pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. PNC acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has com-pleted its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from PNC Global Investment Servicing (U.S.) Inc., P.O. Box 43027, Providence, RI 02940-3027.

PRIVACY POLICY

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within MBIA-CMC and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, MBIA-CMC and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our Web site - www.MBIA.com.

             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

                          Contact Your Transfer Agent:
                  PNC Global Investment Servicing (U.S.) Inc.
        P.O. Box 43027, Providence, RI 02940-3027, or call 1-800-331-1710

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                  (RIVUS LOGO)
                                 Managed by MBIA
                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 2009

                                    TRUSTEES
                                W. THACHER BROWN
                                MORRIS LLOYD, JR.
                                J. LAWRENCE SHANE
                                SUZANNE P. WELSH

                                    OFFICERS
                               CLIFFORD D. CORSO
                                    PRESIDENT

                                 MARC D. MORRIS
                                    TREASURER

                                LEONARD CHUBINSKY
                                    SECRETARY

                                  RICHARD WALZ
                            CHIEF COMPLIANCE OFFICER

                               ROBERT T. CLAIBORNE
                                 VICE PRESIDENT

                                  GAUTAM KHANNA
                                 VICE PRESIDENT

                               INVESTMENT ADVISER
                         MBIA CAPITAL MANAGEMENT CORP.
                                 113 KING STREET
                                ARMONK, NY 10504

                                    CUSTODIAN
                               PFPC TRUST COMPANY
                             8800 TINICUM BOULEVARD
                             PHILADELPHIA, PA 19153

                                 TRANSFER AGENT
                  PNC GLOBAL INVESTMENT SERVICING (U.S.) INC.
                                 P.O. BOX 43027
                            PROVIDENCE, RI 02940-3027
                                 1-800-331-1710

                                     COUNSEL
                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                            EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                            TAIT, WELLER & BAKER LLP
                               1818 MARKET STREET
                                   SUITE 2400
                             PHILADELPHIA, PA 19103

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report.

ITEM 12. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               Rivus Bond Fund


By (Signature and Title)*  /s/ Clifford D. Corso
                           ---------------------------------------
                           Clifford D. Corso, President
                           (principal executive officer)

Date 11/24/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Clifford D. Corso
                           ---------------------------------------
                           Clifford D. Corso, President
                           (principal executive officer)

Date 11/24/09


By (Signature and Title)*  /s/ Marc D. Morris
                           ---------------------------------------
                           Marc D. Morris, Treasurer
                           (principal financial officer)

Date 11/24/09

* Print the name and title of each signing officer under his or her signature.